UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 16, 2017

HUBSPOT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36680	20-2632791
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 First Street, 2nd Floor Cambridge, Massachusetts	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 482-7768

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

(b) Larry Bohn resigned from his position as a member of the Board of Directors (the “Board”) of HubSpot, Inc. (the “Company”) and as a member of all committees of the Board on which he served, effective October 16, 2017. Mr. Bohn served as a member of the Compensation Committee and the Nominating and Corporate Governance Committee of the Board. Mr. Bohn’s resignation was not due to any disagreement with the Company.

Election of Director

(d) On October 16, 2017, the Board appointed Jill Ward as a class I director of the Company to fill the vacancy created by Mr. Bohn’s resignation. The term of the Company’s class I directors, including Ms. Ward, expires at the annual meeting of stockholders to be held in 2018 or upon the election and qualification of successor directors. The Company does not expect Ms. Ward to be named to any Board committee at this time.

Ms. Ward’s compensation will be consistent with that provided to all of the Company’s non-employee directors pursuant to the Company’s Non-Employee Director Compensation Policy, which is filed as exhibit 10.1 to the Company’s Form 8-K filed January 25, 2017. In addition, the Company will enter into an indemnification agreement with Ms. Ward in connection with her appointment to the Board, which will be in substantially the same form as that entered into with the other directors of the Company.

There is no arrangement or understanding pursuant to which Ms. Ward was appointed to the Board. There are no family relationships between Ms. Ward and any director or executive officer of the Company, and Ms. Ward has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On October 17, 2017, the Company issued a press release announcing Ms. Ward’s appointment to the Board as discussed in Item 5.02(d) of this Report on Form 8-K. The full text this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated October 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2017	HubSpot, Inc.

	By:	/s/ John Kelleher
	Name:	John Kelleher
	Title:	General Counsel